UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
___________________________________________________________________

Date of report (Date of earliest event reported): January 11, 2008

DEBT RESOLVE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-29525	33-0889197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 Westchester Avenue, Suite L7 White Plains, New York	10604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 949-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR  240.13e-4(c))

CURRENT REPORT ON FORM 8-K

DEBT RESOLVE, INC.

January 11, 2008

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information contained in the Press Release issued by Debt Resolve, Inc. on January 11, 2008, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of Debt Resolve, Inc. issued January 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEBT RESOLVE, INC.

Date: January 11, 2008	By:	/s/ James D. Burchetta
James D. Burchetta Co-Chairman and Chief Executive Officer